Exhibit 99.1

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

CORPORATE MONTHLY OPERATING REPORT

Debtor:		Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:		65500		65501		65502		65503		10001

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		No	[2]	Yes		Yes		Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes		No	[1]	No	[1]	No	[1]	Yes
Copies of bank statements		Yes		No	[1]	No	[1]	No	[1]	Yes
Cash disbursements journals		Yes		No	[2]	No	[1]	No	[1]	Yes
Statement of Operations	MOR-2	Yes		Yes		Yes		Yes		Yes
Balance Sheet	MOR-3	Yes		Yes		Yes		Yes		Yes
Status of Post-petition Taxes	MOR-4	Yes		Yes		Yes		Yes		Yes
Copies of IRS Form 6123 or payment receipt		Yes		Yes		Yes		Yes		Yes
Copies of tax returns filed during reporting period		Yes		Yes		Yes		Yes		Yes
Summary of Unpaid Post-petition Debts	MOR-4	Yes		No	[2]	Yes		Yes		Yes
Listing of Aged Accounts Payable		Yes		No	[2]	Yes		Yes		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	No	[2]	No	[2]	No	[2]	Yes		No	[2]
Taxes Reconciliation and Aging	MOR-5	Yes		No	[2]	Yes		Yes		Yes
Payments to Insiders and Professional	MOR-6	Yes		Yes		Yes		Yes		Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes		Yes		Yes		Yes		Yes
Debtor Questionnaire	MOR-7	Yes		Yes		Yes		Yes		Yes

[1]  Dynegy Northeast Generation, Inc. and Dynegy Holdings, LLC are the only two debtor entities with bank accounts.

[2]  The explanation is footnoted in the corresponding section of the Monthly Operating Report.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Dynegy Northeast Generation, Inc.	Dynegy Roseton, LLC	Dynegy Danskammer, LLC	Dynegy Northeast Generation, Inc.			Dynegy Holdings, LLC	Total
Business unit number:	65500	65502	65503	65500			10001

	ALLOCATION [4]			BANK ACCOUNTS			BANK ACCOUNTS	BANK ACCOUNTS
	December 1 - December 31, 2011	December 1 - December 31, 2011	December 1 - December 31, 2011	# 5260	#2269	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)	# 7678	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)

CASH BEGINNING OF MONTH				$2,821	$138	$2,959	$10,064	$13,023

RECEIPTS
CASH SALES	—	—	—	—	—	—	—	—
ACCOUNTS RECEIVABLE - PREPETITION	—	5	(26)	(21)	—	(21)	16,878	16,857
ACCOUNTS RECEIVABLE - POSTPETITION	—	810	2,930	3,741	—	3,741	5,676	9,417
LOANS AND ADVANCES	2,000	—	—	2,000	—	2,000	—	2,000
SALE OF ASSETS	—	—	—		—	—	—	—
OTHER (ATTACH LIST)	—	—	—		—	—	—	—
TRANSFERS (FROM DIP ACCTS)	—	—	—		—	—	—
TOTAL RECEIPTS	2,000	815	2,904	5,719	—	5,719	22,555	28,274

DISBURSEMENTS
NET PAYROLL	—	(279)	(434)	(713)	—	(713)	—	(713)
PAYROLL TAXES	—	(139)	(216)	(355)	—	(355)	—	(355)
OTHER EMPLOYEE BENEFITS	—	(165)	(256)	(421)		(421)		(421)
SALES, USE, & OTHER TAXES	(46)	(28)	(3)	(77)	—	(77)	—	(77)
INVENTORY PURCHASES	—	—	—	—	—	—	—	—
SECURED/ RENTAL/ LEASES	—	—	—	—	—	—	—	—
INSURANCE	—	—	—	—	—	—	—	—
OPERATING EXPENSES	—	(195)	(501)	(697)	—	(697)	—	(697)
G & A	(561)	(50)	(50)	(661)	—	(661)		(661)
FUEL PURCHASES	—	(353)	(1,992)	(2,346)	—	(2,346)	—	(2,346)
CAPEX	—	—	(346)	(346)	—	(346)	—	(346)
OTHER	—	—	—	—	(0)	(0)	(7)	(8)
OWNER DRAW	—	—	—	—	—	—	—	—
TRANSFERS (TO DIP ACCTS)	—	—	—	—	—	—	(2,000)	(2,000)
PROFESSIONAL FEES	—	—	—	—	—	—	(1,220)	(1,220)
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—	—	—	—	—
COURT COSTS	—	—	—	—	—	—	—	—
TOTAL DISBURSEMENTS	(607)	(1,210)	(3,799)	(5,615)	(0)	(5,615)	(3,227)	(8,842)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	1,393	(394)	(894)	105	(0)	105	19,328	19,432

CASH — END OF MONTH [3]				$2,926	$138	$3,064	$29,391	$32,455

[1]         DNE also has the following additional Zero-Balance Accounts: Payroll Tax (5302), Payroll (5294), Gross Margin & Clearing (5286), and Capex, Opex, and G&A (5278).

[2]         Hudson Power, LLC is not listed above because it does not have any bank accounts.

[3]         The amount reflects the book balance of Account #5260.  There are $41,477 of checks outstanding.

[4]         Dynegy Roseton LLC and Dynegy Danskammer LLC do not have bank accounts.  Therefore all cash receipts and disbursements from these entities flow through Dynegy Northeast Generation’s Master Bank Account #5260.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

($000)

Debtor:	Dynegy Northeast Generation, Inc.							Dynegy Holdings, LLC
Business unit number:	65500							10001

	Concentration Account	Capex, Opex & G&A ZBA	Gross Margin & Clearing ZBA	Payroll ZBA	Payroll Tax ZBA	UAA		Concentration Account	Cash Collateral
	# 5260	# 5278 [2]	# 5286	# 5294 [2]	# 5302	# 2269	Total	# 7678	# 0204
BALANCE PER BOOKS	$2,967	$(13)	$—	$(28)	$—	$138	$3,064	$29,391	$27,005

BANK BALANCE	2,967	—	—	—	—	138	3,105	29,391	27,005
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—	—	—	—	—	—	—	—	—
(-) OUTSTANDING CHECKS (ATTACH LIST):	—	(13)	—	(28)	—	—	(41)	—	—
OTHER (ATTACH EXPLANATION)	—	—	—	—	—	—	—	—	—

ADJUSTED BANK BALANCE	$2,967	$(13)	$—	$(28)	$—	$138	$3,064	$29,391	$27,005

[1]         Dynegy Roseton, LLC, Dynegy Danskammer, LLC, and Hudson Power, LLC do not have bank accounts.

[2]         The Bank Balances reflect the total $41,477 of checks outstanding.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

STATEMENT OF OPERATIONS

MOR - 2

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001

	December	November 8 - December 31, 2011	December	November 8 - December 31, 2011	December	November 8 - December 31, 2011	December	November 8 - December 31, 2011	December	November 8 - December 31, 2011
	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE	MONTH	CUMULATIVE - FILING TO DATE
Revenues	$—	$—	$—	$—	$—	$—	$(0)	$7	$—	$—
Intercompany Revenues	—	(9)	—	—	1,028	2,119	2,789	3,387	—	—
Cost of Sales	—	(44)	—	—	6	17	3,271	3,476	—	(12)
Intercompany Cost of Sales	—	—	—	—	(0)	(0)	(28)	(16)	—	—
Gross Margin	—	36	—	—	1,022	2,102	(455)	(66)	—	12
O&M Costs	4,182	7,487	—	—	624	2,979	(548)	1,550	—	—
Intercompany O&M Costs	—	—	—	—	—	—	—	—	—	—
Operating margin	(4,182)	(7,451)	—	—	398	(877)	93	(1,616)	—	12
Depreciation & Amortization	—	—	—	—	(4,881)	(4,881)	(2,006)	(2,006)	—	—
Asset Impairments	—	—	—	—	0	(8)	339	568	—	—
Goodwill Impairments	—	—	—	—	—	—	—	—	—	—
Gain or Loss on Sale of Assets	—	—	—	—	—	—	—	—	—	—
G & A	781	1,095	—	—	21	21	21	21	2,419	4,294
Reorganizational Charges	—	—	—	—	—	—	—	—	—	—
Operating income	(4,963)	(8,546)	—	—	5,258	3,990	1,739	(198)	(2,419)	(4,282)
Bankruptcy Reorg charges	(970,107)	(970,107)	—	—	569,498	569,498	86,935	86,935	(310,260)	(359,528)
Gain or Loss onDeconsolidation	—	—	—	—	—	—	—	—	—	—
Equity Earnings	—	—	—	—	—	—	—	—	(359,034)	(432,516)
Interest Expense	3,190	5,469	(0)	(0)	(2,817)	(4,813)	(534)	(909)	(867)	928
Other Income	(0)	(0)	—	—	(6)	(6)	(1)	(1)	8,131	13,867
Income (loss) before income taxes	(971,880)	(973,184)	(0)	(0)	571,933	568,670	88,139	85,827	(662,715)	(783,387)
Tax Provision	—	—	—	—	—	—	—	—	(27,661)	17,142
Income (loss) from operations	(971,880)	(973,184)	(0)	(0)	571,933	568,670	88,139	85,827	(635,053)	(800,529)
Discontinued Operations (net of tax)	—	—	—	—	—	—	—	—	—	12
Cumulative Effect Chg Acc Prin	—	—	—	—	—	—	—	—	—	—
Net Income (loss)	(971,880)	(973,184)	(0)	(0)	571,933	568,670	88,139	85,827	(635,053)	(800,540)
NonControllingInterest Inc/Exp	—	—	—	—	—	—	—	—	—	—
Series C Pref Stock Dividend	—	—	—	—	—	—	—	—	—	—
Net Inc (loss) Avail to Common Shareholders	$(971,880)	$(973,184)	$(0)	$(0)	$571,933	$568,670	$88,139	$85,827	$(635,053)	(800,540)

[1]         The Debtors have included draft December 31, 2011 financial statements in this report.  The amounts are subject to change as the Debtors are continuing to work through the year-end closing process.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001

	December	November	December	November	December	November	December	November	December	November
	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Assets:
Cash and Cash Equivalents	$3,064	$964	$—	$—	$4	$4	$4	$4	$29,391	$10,064
Restricted Cash	—	—	—	—	—	—	—	—	—	—
ST Investments - Restricted	—	—	—	—	—	—	—	—	27,005	27,004
AR Affiliates	195	14	—	—	—	—	—	—	—	—
Interest Rec Interco	—	—	—	—	—	—	—	—	8,074	22,460
Accounts Receivable	—	—	—	—	—	—	12	40	8,656	8,906
ST Investment 93day or greater	—	—	—	—	—	—	—	—	—	—
Inventory	—	—	—	—	11,747	11,768	22,319	25,287	—	—
Risk Management Assets	—	—	—	—	—	—	—	—	—	—
Other Assets Taxes	—	—	—	—	—	—	—	—	—	—
Broker Margin	—	—	—	—	—	—	—	—	—	—
Prepaids & Other Assets	1,240	1,345	—	—	6,719	8,358	4,945	7,766	3,425	1,425
Assets held for sale current	—	—	—	—	—	—	—	—	—	—
Total Current Assets	$4,499	$2,323	$—	$—	$18,470	$20,130	$27,281	$33,097	$76,551	$69,859

Property, Plant and Equipment:
Property, Plant & Equipment	$(919,703)	$(919,703)	$—	$—	$719,375	$724,247	$468,182	$470,041	$—	$—
Accumulated DD&A	919,703	919,703	—	—	(719,375)	(724,247)	(468,182)	(470,041)	—	—
Net Property, Plant and Equipment	0	0	—	—	(0)	—	—	—	—	—
Other Assets:
Investment-Consolidated Subs	285,551	285,551	285,551	285,551	—	—	—	—	5,819,609	6,088,079
Investment-Unconsolidated Subs	—	—	—	—	—	—	—	—	—	—
Noncurrent Risk Mgmt Assets	—	—	—	—	—	—	—	—	—	—
Long Term Intangible Contracts	—	—	—	—	—	—	—	—	—	—
Long Term Receivable Affiliate	—	—	—	—	—	—	—	—	—	—
LT Notes & Rec - 3rd Party	—	—	—	—	—	—	—	—	—	—
Other Long Term Assets	—	401,744	—	—	—	4,021	—	3,172	—	—
LT Investments - Restricted	—	—	—	—	—	—	—	—	—	—
Goodwill-Net	—	—	—	—	—	—	—	—	—	—
Deferred Income Taxes LTA	—	—	—	—	—	—	—	—	—	6,669
LT Notes and AR - IC	—	—	—	—	—	—	—	—	1,250,297	1,250,297
Net Other Assets	285,551	687,295	285,551	285,551	—	4,021	—	3,172	7,069,906	7,345,045
Total Assets	$290,050	$689,618	$285,551	$285,551	$18,470	$24,151	$27,281	$36,269	$7,146,457	$7,414,904

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001

	December	November	December	November	December	November	December	November	December	November
	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Liabilities And Equity:
Current Liabilities:
Accounts Payable - Third Party	$876	$86,989	$—	$—	$335	$221	$382	$2,155	$—	$—
Accounts Payable-Affiliates	1,275	529	—	—	148	2	748	4	—	—
Intercompany Due To-From	(17,452)	(23,317)	—	—	72,105	73,879	221,467	225,362	1,733,266	1,706,200
Other Payables	—	—	—	—	—	—	—	—	—	—
Interest Accrued	—	(23,263)	—	—	—	20,182	—	3,080	—	—
Interest Accrued- Intercompany	19	1	—	—	—	—	—	—	9,751	9,903
Taxes Accrued	—	17	—	—	0	0	1	1	—	—
Other Accrued Liabilities	2,455	3,617	0	—	543	800	1,379	1,839	11,540	2,111
Def Income Taxes — Cur Liab	—	—	—	—	—	—	—	—	(0)	—
Risk Management Liabilities	—	—	—	—	—	—	1	0	—	—
Short Term Debt - 3rd Party	—	—	—	—	—	—	—	—	—	—
Short Term Debt - Affiliate	—	—	—	—	—	—	—	—	—	—
Short Term Debt - I/C	3,000	1,000	—	—	—	—	—	—	—	—
Short Term Notes Payable	—	—	—	—	—	—	—	—	—	—
Current Portion Of LT Debt	—	(203,621)	—	—	—	125,448	—	78,173	—	—
Liability held for sale curr	—	—	—	—	—	—	—	—	—	—
Total Current Liabilities	$(9,826)	$(158,048)	$0	$—	$73,131	$220,533	$223,978	$310,614	$1,754,556	$1,718,215

Long-Term Liabilities:
LT Liability subject to compromise	$—	$—	$—	$—	$—	$—	$—	$—	$4,002,436	$3,703,128
Long Term Debt-3rd Party	—	(432,589)	—	—	—	424,208	—	8,381	—	—
Transitional Funding Trust Notes	—	—	—	—	—	—	—	—	—	—
Long Term Debt - Interco	—	—	—	—	—	—	—	—	1,272,000	1,272,000
Long Term Debt to Affiliates	—	—	—	—	—	—	—	—	—	—
Noncur Risk Mgmt Liabilities	—	—	—	—	—	—	—	—	—	—
Def Income Taxes — N Cur Liab	—	—	—	—	—	—	—	—	(0)	0
Other LT Liabilities	31,296	36,506	—	—	2,628	7,499	7,442	9,377	4,299	5,413
Leases Payable LT	—	—	—	—	—	—	—	—	—	—
Total Liabilities	21,470	(554,131)	0	—	75,759	652,241	231,420	328,371	7,033,291	6,698,756
Subordinated Capital	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Northeast Generation, Inc.		Hudson Power, LLC		Dynegy Roseton, LLC		Dynegy Danskammer, LLC		Dynegy Holdings, LLC
Business unit number:	65500		65501		65502		65503		10001

	December	November	December	November	December	November	December	November	December	November
	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH

Equity:
Receivables - Affiliates	$—	$—	$—	$—	$—	$—	$—	$—	$(702,721)	$(709,848)
Conv Prefered Stock Series A	—	—	—	—	—	—	—	—	—	—
Preferred Stock-Intercompany	—	—	—	—	—	—	—	—	—	—
Common Stock Issued - I/C	1	1	—	—	—	—	—	—	—	—
Common Stock-A	—	—	—	—	—	—	—	—	1	1
Common Stock-B	—	—	—	—	—	—	—	—	—	—
Treasury Stock-Total	—	—	—	—	—	—	—	—	—	—
Subscription Receivable	—	—	—	—	—	—	—	—	—	—
Addl Paid In Capital	2,808,579	2,808,579	545,066	545,066	306,311	306,311	238,755	238,755	5,135,468	5,135,468
Partnership Inv/Contributions	—	—	—	—	—	—	—	—	—	—
Other Comprehensive Income	(16,347)	(13,057)	—	—	(0)	1,133	(0)	176	(14,755)	(7,436)
Dividends Other	—	—	—	—	—	—	—	—	—	—
Dividends/Partnership Distrib.	(2,605,529)	(2,605,529)	(259,515)	(259,515)	(104,821)	(104,821)	(154,694)	(154,694)	(1,663,939)	(1,752,500)
Retained Earnings (Accumulated Deficit)	81,876	1,053,756	(0)	—	(258,780)	(830,713)	(288,200)	(376,340)	(2,640,888)	(1,949,537)
Total Dynegy Inc Equity	268,580	1,243,750	285,551	285,551	(57,290)	(628,090)	(204,139)	(292,102)	113,166	716,148
NonControlling Interest	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Shareholders’ Equity	268,580	1,243,750	285,551	285,551	(57,290)	(628,090)	(204,139)	(292,102)	113,166	716,148
Total Liabilities & Equity	$290,050	$689,618	$285,551	$285,551	$18,470	$24,151	$27,281	$36,269	$7,146,457	$7,414,904

[1] The Debtors have included draft December 31, 2011 financial statements in this report.  The amounts are subject to change as the Debtors are continuing to work through the year-end closing process.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Northeast Generation, Inc.						Dynegy Roseton, LLC
Business unit number:	65500						65502

	Beginning Tax	Amount Withheld and/or Accrued [3]	Amount Paid	Date Paid	Check # or EFT	Ending Tax [4]	Beginning Tax	Amount Withheld and/or Accrued [3]	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Federal
Withholding [1]	—	160,870	160,870	—	—	—	—	—	—	—	—	—
FICA-Employee [1]	—	56,316	56,316	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	75,323	75,323	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [2]	—	292,510	292,510	—	—	—	—	—	—	—	—	—
State and Local
Withholding [1]	—	62,219	62,219	—	—	—	—	—	—	—	—	—
Sales/Use	—	28,305	28,305	12/31/2011	—	—	176	416	283	—	—	309
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Other: [4]	17,035	28,897	45,932	12/16/2011	—	—	—	—	—	—	—	—
Total State and Local	17,035	119,421	136,456	—	—	—	176	416	283	—	—	309

Total Taxes	17,035	411,931	428,966	—	—	—	176	416	283	—	—	309

[1]	Payroll taxes are totals from 4 separate payroll tax payments made on 12/5/2011, 12/14/2011, 12/21/2011, and 12/29/2011.
[2]	The Debtors are current on all post-petition payroll taxes due.
[3]	The Debtors have not yet completed their year-end tax provision, therefore, the amounts included in “Amount withheld and/or Accrued” are estimates.
[4]	Represents $45,932 Franchise Tax Accrual.
[5]	Hudson Power, LLC is not listed since it did not have financial activity in December nor does it have any bank accounts.

SUMMARY OF UNPAID	Dynegy Northeast Generation, Inc.					Dynegy Roseton, LLC
POST-PETITION DEBTS	65500					65502

	Number of Days Past Due [2]					Number of Days Past Due [2]
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	—	—	—	—	—	29,337	42	—	—	29,380
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	309	—	—	—	309
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees	4,875	—	—	—	4,875	9,750	—	—	—	9,750
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	4,875	—	—	—	4,875	39,397	42	—	—	39,439

[1]	The Debtors are current on Payroll and Wage liabilities.
[2]	The Summary of Unpaid Post-Petition Debts reflects aging amounts by invoice date.
[3]	Hudson Power, LLC is not listed since it did not have financial activity in December nor does it have any bank accounts.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Danskammer, LLC						Dynegy Holdings, LLC [6]
Business unit number:	65503						10001

	Beginning Tax	Amount Withheld and/or Accrued [3]	Amount Paid	Date Paid	Check # or EFT	Ending Tax	Beginning Tax	Amount Withheld and/or Accrued [3]	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Federal
Withholding [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employee [1]	—	—	—	—	—	—	—	—	—	—	—	—
FICA-Employer [1]	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Income	—	—	—	—	—	—	—	—	—	—	—	—
Other:	—	—	—	—	—	—	—	—	—	—	—	—
Total Federal Taxes [2]	—	—	—	—	—	—	—	—	—	—	—	—
State and Local
Withholding [1]	—	—	—	—	—	—	—	—	—	—	—	—
Sales/Use	664	3,627	3,181	—	—	1,110	—	—	—	—	—	—
Excise	—	—	—	—	—	—	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—	—	—	—	—	—	—
Real Property	—	—	—	—	—	—	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—	—	—	—	—	—	—
Other: [4]	—	—	—	—	—	—	—	—	—	—	—	—
Total State and Local	664	3,627	3,181	—	—	1,110	—	—	—	—	—	—

Total Taxes	664	3,627	3,181	—	—	1,110	—	—	—	—	—	—

[6]         Dynegy Holdings, LLC is a holding company and has no payroll.

SUMMARY OF UNPAID	Dynegy Danskammer, LLC					Dynegy Holdings, LLC
POST-PETITION DEBTS	65503					10001

	Number of Days Past Due [2]					Number of Days Past Due [2]
	Current	31-60	61-90	Over 91	Total	Current	31-60	61-90	Over 91	Total
Accounts Payable	209,288	23,936	—	—	233,225	—	—	—	—	—
Wages Payable [1]	—	—	—	—	—	—	—	—	—	—
Taxes Payable	—	1,110	—	—	1,110	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—	—	—	—	—
Professional Fees	10,400	—	—	—	10,400	2,700,319	—	—	—	2,700,319
Amounts Due to Insiders	—	—	—	—	—	—	—	—	—	—
Total Post-petition Debts	219,688	25,047	—	—	244,735	2,700,319	—	—	—	2,700,319

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

Debtor:	Dynegy Danskammer, LLC
Business unit number:	65503

Accounts Receivable Reconciliation	Amount [2]
Total Accounts Receivable at the beginning of the reporting period	39,793
Plus: Amounts billed during the period	12,356
Less: Amounts collected during the period	39,793
Total Accounts Receivable at the end of the reporting period	12,356

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	12,356	—	—	—	12,356
31 - 60 days old	—	—	—	—	—
61 - 90 days old	—	—	—	—	—
91+ days old	—	—	—	—	—
Total Accounts Receivable	12,356	—	—	—	12,356

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—

Net Accounts Receivable	12,356	—	—	—	12,356

[1]        Dynegy Roseton, LLC, Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., and Hudson Power, LLC have no trade related accounts receivable.  The $8.6 million accounts receivable on the DH balance sheet at MOR - 3 relates to taxes receivable.

[2]        Includes only amounts from third party receivables.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Holdings, LLC						Hudson Power, LLC
10001						65501

INSIDERS						INSIDERS
									TOTAL
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE			NAME	TYPE OF PAYMENT	AMOUNT PAID	PAID TO DATE

TOTAL PAYMENTS TO INSIDERS						TOTAL PAYMENTS TO INSIDERS

[1] No payments were made to Insiders from any of the debtor entities in December.

PROFESSIONALS						PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
Sidley Austin LLP	12/6/2012	1,220,018	1,220,018	1,220,018	289,919	US Trustee Fee					325
Akin, Gump		—	—	—	2,000,000	TOTAL PAYMENTS TO PROFESSIONALS					325
FTI Consulting, Epiq Systems		—	—	—	400,000
US Trustee Fee		—	—	—	10,400
TOTAL PAYMENTS TO PROFESSIONALS		1,220,018	1,220,018	1,220,018	2,700,319

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION			NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION

TOTAL PAYMENTS						TOTAL PAYMENTS

[1]         None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Roseton, LLC						Dynegy Danskammer, LLC
65502						65503

INSIDERS						INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE			NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE

TOTAL PAYMENTS TO INSIDERS						TOTAL PAYMENTS TO INSIDERS

[1] No payments were made to Insiders from any of the debtor entities in December.

PROFESSIONALS						PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
US Trustee Fee					9,750	US Trustee Fee					10,400
TOTAL PAYMENTS TO PROFESSIONALS					9,750	TOTAL PAYMENTS TO PROFESSIONALS					10,400

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION			NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION

TOTAL PAYMENTS						TOTAL PAYMENTS

[1] None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Northeast Generation, Inc.

665500

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE

TOTAL PAYMENTS TO INSIDERS

[1]  No payments were made to Insiders from any of the debtor entities in December.

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID\
US Trustee Fee					4,875
TOTAL PAYMENTS TO PROFESSIONALS					4,875

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION

TOTAL PAYMENTS

[1]                                 None of the debtors have Secured Notes or Leases Payable.

In re Dynegy Holdings, LLC

Case No. 11 - 38111 (CGM)

Reporting Period: December

DEBTOR QUESTIONNAIRE

MOR - 7

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Notes:
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?	X		Pre-petition payments to the following vendors as authorized by SidleyMiller Environmental $7,001 Security Management $1,751 Adirondack Environmental $731 Adirondack Environmental $9,326.
Are any post petition receivables (accounts, notes or loans) due from related parties?	X

DNE has intercompany with DYPM for Capacity (NYISO); DIP facility loan DH to DNE. There are intercompany transactions on a recurring basis. Example, interest receivable on the undertaking from DI to DH. DNE has a receivable of $195k and a payable of $457k related to the intercompany service agreements.

Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X
Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?	X		Taxes in the ordinary course of business
Are any amounts owed to post petition creditors delinquent?		X
Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?	X		Loans have been extended to the debtors under the Intercompany Revolving Loan Agreement dated November 15, 2011.
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

[1]         This Questionnaire covers Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., Dynegy Danskammer, LLC, Dynegy Roseton, LLC, and Hudson Power, LLC.